UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

August 23, 2016

(Date of earliest event reported)

MIDSTATES PETROLEUM COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35512	45-3691816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 South Boston Avenue, Suite 1000
Tulsa, Oklahoma
(Address of principal executive offices, including zip code)

(918) 947-8550
(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

As previously disclosed, on April 30, 2016, Midstates Petroleum Company, Inc. (the “Company”) and Midstates Petroleum Company LLC (the “Filing Subsidiary”, and together with the Company, the “Debtors”) filed voluntary petitions for reorganization under the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).  The Debtors’ Chapter 11 cases are being jointly administered under the case styled In re Midstates Petroleum Company, Inc., et al, No. 16-32237. Additionally, as previously disclosed, on May 14, 2016, the Debtors filed with the Bankruptcy Court the Joint Chapter 11 Plan of Reorganization of Midstates Petroleum Company, Inc. and its Debtor Affiliate (the “Plan”).

In connection with discussions and negotiations with certain of its creditors, the Company entered into confidentiality agreements with such creditors.  Pursuant to the confidentiality agreements, the Company agreed to publicly disclose certain material non-public information regarding the Company provided to such creditors and referenced in the confidentiality agreements.

Specifically, the Company conveyed to such creditors that, based on the most recent analysis conducted by its financial advisors:  (a) the value of its unencumbered assets is approximately $37 million (before accounting for certain charges) (a value equal to approximately 7.1% of the New Common Stock (as defined in the Plan)); (b) Diminution in Value Claims (as defined in the Plan) were assessed to be between $0 and $41 million; and (c) Second Lien Deficiency Claims (as defined in the Plan) were assessed to be between $42 million and $84 million (before accounting for any recoveries on account of Diminution in Value Claims) and the Debtors intend to file a revised Plan reflecting these changes.

The information included in this Form 8-K under Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 24, 2016	MIDSTATES PETROLEUM COMPANY, INC.

	By:	/s/ Scott C. Weatherholt
	Name:	Scott C. Weatherholt
	Title:	Vice President - General Counsel &
Corporate Secretary